SEMIANNUAL REPORT JUNE 30, 2002


Oppenheimer
AGGRESSIVE GROWTH FUND/VA
A Series of Oppenheimer Variable Account Funds

                                                                  [LOGO OMITTED]
                                             OPPENHEIMERFUNDS[REGISTRATION MARK]
                                                         The Right Way to Invest

OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

================================================================================
 OBJECTIVE
 OPPENHEIMER AGGRESSIVE GROWTH FUND/VA, a series of Oppenheimer Variable Account Funds, primarily seeks capital appreciation by investing in "growth-type" companies.

================================================================================
 NARRATIVE BY BRUCE BARTLETT, PORTFOLIO MANAGER
 During the six-month period that ended June 30, 2002, growth-oriented investors faced a continuation of the challenging market environment that has prevailed for most of the past two years. Stocks in the technology and telecommunications areas were hit particularly hard, as were certain stocks within the utilities, health care and financial areas. By maintaining our disciplined investment strategy and investing in stocks we believed were well positioned for growth in light of prevailing market conditions, we enabled the Fund to limit its losses and perform slightly better than most of its peers.1
    During the past six months, the U.S. economy showed signs of emerging from recession. However, the economic recovery proceeded more slowly than many analysts had forecast, driving down prices of many growth-oriented stocks. Stock prices also suffered due to unease over the global political situation, particularly with regard to the potential impact on oil prices as a result of conflicts in the Middle East. In addition, accounting irregularities contributed to the highly publicized bankruptcies of a few prominent corporations, creating uncertainty with respect to the accuracy of financial statements at other companies.
    Despite these problems, the Fund successfully sidestepped many of the market's sharpest declines. That's because, in light of the challenging economic environment, we emphasized the reliability and quality of company earnings, rather than the rate of growth. That means we invested primarily in companies exhibiting moderate, but steady growth, rather than those growing faster, but less predictably. This approach led us to allocate relatively few assets to technology and telecommunications stocks at the beginning of the period. As a result, although the Fund suffered setbacks with a few individual holdings, such as Brocade Communications Systems, Inc. and Agile Software Corp., we lost relatively little ground in this area overall.
    We found the greatest number of investment opportunities meeting our criteria for sustainable growth in the health care area. This sector has proven resistant to recessionary pressures in the past, and is currently benefiting from demographic trends toward an aging population, an easing regulatory environment and accelerating revenue growth. We targeted health care companies with long histories of strong earnings and revenue growth unrelated to cyclical changes in the economy, including service providers, drug distributors, and medical products manufacturers such as Varian Medical Systems, Inc., which manufactures advanced radiation therapy equipment. We also found attractive investments among select, late-stage biotechnology companies, such as Gilead Sciences, Inc., that had already passed significant regulatory hurdles and were bringing profitable products to market.


1. The Fund's performance is compared to the average of the total return of the 616 funds in the Lipper Multi-Cap Growth Fund/VA category for the six-month period ended 6/30/02. Total returns include changes in net asset value per share but do not include the charges associated with the separate account products which offer this Fund. Such performance would have been lower if such charges were taken into account, and can be provided by the separate account product sponsor.


2  OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

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    Looking beyond health care, we found a number of attractive investments in consumer-related companies that were particularly well positioned to take advantage of strong consumer spending levels. For example, Bed Bath & Beyond, Inc. is successfully taking market share from general merchandisers, and BJ's Wholesale Club, Inc., an eastern U.S.-based wholesale club, is profiting from a combination of internal growth and geographic expansion. Among financials, we identified a variety of companies we believed were likely to thrive in an environment of flat-to-rising interest rates, including institutional insurers, such as Radian Group, Inc., and MBIA, Inc., that benefit when consumers avoid refinancing. Unfortunately, although we avoided companies involved in the volatile energy trading business, most energy stocks were hurt by the collapse of Enron, the energy-trading giant.
    During the period, much of the Fund's portfolio remained invested in mid-cap stocks. We believe mid-cap enterprises generally offer higher growth rates than larger companies, and greater predictability and lower probabilities of failure than most small ones.
    Looking ahead, we believe there are good prospects for moderate economic growth with low levels of inflation for the foreseeable future. Such conditions are generally conducive to strong growth-oriented performance. We are positioning the Fund to benefit from this environment, finding fresh opportunities to put the Fund's cash to work in the consumer and technology areas. Our history of success in capitalizing on favorable markets for growth demonstrates why Oppenheimer Aggressive Growth Fund/VA remains an important part of THE RIGHT WAY TO INVEST.


IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN.

The Fund's portfolio is subject to change. The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


3  OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited


                                                MARKET VALUE
                                    SHARES        SEE NOTE 1
============================================================
COMMON STOCKS--86.5%
------------------------------------------------------------
CONSUMER DISCRETIONARY--20.5%
------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--4.5%
Outback Steakhouse, Inc.(1)        680,000   $   23,868,000
Wendy's International, Inc.        825,000       32,859,750
                                             ---------------
                                                 56,727,750
------------------------------------------------------------
MEDIA--0.4%
Charter Communications, Inc.,
   Cl. A                         1,200,000        4,896,000
------------------------------------------------------------
MULTILINE RETAIL--7.5%
BJ's Wholesale Club, Inc.(1)     1,480,000       56,980,000
Family Dollar Stores, Inc.       1,020,000       35,955,000
                                             ---------------
                                                 92,935,000
------------------------------------------------------------
SPECIALTY RETAIL--7.1%
Bed Bath & Beyond, Inc.(1)       2,000,000       75,480,000
Circuit City Stores, Inc./
   CarMax Group(1)                 630,000       13,639,500
                                             ---------------
                                                 89,119,500
------------------------------------------------------------
TEXTILES & APPAREL--1.0%
Coach, Inc.(1)                     225,000       12,352,500
------------------------------------------------------------
FINANCIALS--13.8%
------------------------------------------------------------
DIVERSIFIED FINANCIALS--4.9%
AMBAC Financial Group, Inc.        626,600       42,107,520
SLM Corp.                          200,000       19,380,000
                                             ---------------
                                                 61,487,520
------------------------------------------------------------
INSURANCE--8.9%
MBIA, Inc.                       1,040,000       58,791,200
Radian Group, Inc.               1,050,000       51,292,500
                                             ---------------
                                                110,083,700
------------------------------------------------------------
HEALTH CARE--31.4%
------------------------------------------------------------
BIOTECHNOLOGY--8.6%
Gilead Sciences, Inc.(1)         2,200,000       72,336,000
IDEC Pharmaceuticals Corp.(1)    1,000,000       35,450,000
                                             ---------------
                                                107,786,000
------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--11.2%
Biomet, Inc.                     1,000,000       27,120,000
Cytyc Corp.(1)                   1,600,000       12,192,000
Stryker Corp.                      720,000       38,527,200
Varian Medical Systems, Inc.(1)  1,520,000       61,636,000
                                             ---------------
                                                139,475,200
------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--10.1%
AmerisourceBergen Corp.            900,000       68,400,000
Lincare Holdings, Inc.(1)        1,760,000       56,848,000
                                             ---------------
                                                125,248,000

                                                MARKET VALUE
                                    SHARES        SEE NOTE 1
------------------------------------------------------------
PHARMACEUTICALS--1.5%
King Pharmaceuticals, Inc.         850,000   $    18,912,500
------------------------------------------------------------
INDUSTRIALS--10.5%
------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--6.3%
Concord EFS, Inc.(1)             2,600,000       78,364,000
------------------------------------------------------------
MACHINERY--4.2%
SPX Corp.(1)                       450,000       52,875,000
------------------------------------------------------------
INFORMATION TECHNOLOGY--10.3%
------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.2%
Brocade Communications
   Systems, Inc.(1)                380,000        6,642,400
Tellium, Inc.(2)                   666,666          619,999
UTStarcom, Inc.(1)               1,619,500       32,665,315
                                             ---------------
                                                 39,927,714
------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Millipore Corp.                    175,000        5,596,500
------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.8%
Marvell Technology Group Ltd.(1)   910,000       18,099,900
QLogic Corp.(1)                    445,000       16,954,500
                                             ---------------
                                                 35,054,400
------------------------------------------------------------
SOFTWARE--3.8%
Agile Software Corp.(1)            914,200        6,646,234
Cerner Corp.(1)                    771,000       36,876,930
Veritas Software Corp.(1)          200,000        3,958,000
                                             ---------------
                                                 47,481,164
                                             ---------------
Total Common Stocks (Cost $1,147,473,661)     1,078,322,448

============================================================
PREFERRED STOCKS--0.3%
------------------------------------------------------------
ApplianceWare Holding Corp.,
   Cv., Series B(1,2,3)          1,807,580               --
Axsun Technologies, Inc., Cv.,
   Series C(1,2,3)               3,170,523        1,046,273
Blaze Network Products, Inc.,
   8% Cv., Series D(1,2,3)       1,147,862          332,880
BroadBand Office, Inc.,
   Cv., Series C(1,2,3)            211,641               --
Centerpoint Broadband
   Technologies, Inc.:
   Cv., Series D(2,3)            1,298,701           71,429
   Cv., Series Z(2,3)              262,439           14,434
fusionOne, Inc., 8% Non-Cum.
   Cv., Series D(1,2,3)          2,663,972        1,642,072
MicroPhotonix Integration Corp.,
   Cv., Series C(1,2,3)            633,383               --
Multiplex, Inc., Cv.,
   Series C(1,2,3)               2,330,253          363,706
Questia Media, Inc., Cv.,
   Series B(1,2,3)               2,329,735           32,849
                                             ---------------
Total Preferred Stocks (Cost $120,162,357)        3,503,643


4  OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

                                 PRINCIPAL      MARKET VALUE
                                    AMOUNT        SEE NOTE 1
=============================================================
REPURCHASE AGREEMENTS--15.6%

Repurchase agreement with BNP Paribas
   Securities Corp., 1.89%, dated 6/28/02,
   to be repurchased at $194,181,579 on
   7/1/02, collateralized by U.S. Treasury
   Bonds, 5.375%--10.375%, 11/15/12--
   2/15/31, with a value of $188,707,011
   and U.S. Treasury Nts., 5.625%, 11/30/02,
   with a value of $10,114,913
   (Cost $194,151,000)        $194,151,000    $  194,151,000

-------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
   (COST $1,461,787,017)             102.4%    1,275,977,091
-------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
   ASSETS                             (2.4)      (30,003,157)
                              -------------------------------
NET ASSETS                           100.0%   $1,245,973,934
                              ===============================


FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of June 30, 2002 amounts to $3,503,643. Transactions during the period in which the issuer was an affiliate are as follows:


                                                      SHARES       GROSS            GROSS           SHARES      UNREALIZED
                                           DECEMBER 31, 2001   ADDITIONS       REDUCTIONS    JUNE 30, 2002    DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
ApplianceWare Holding Corp., Cv., Series B         1,807,580          --               --        1,807,580     $ 6,200,000
Axsun Technologies, Inc., Cv., Series C            3,170,523          --               --        3,170,523      35,953,731
Blaze Network Products, Inc., 8% Cv., Series D     1,147,862          --               --        1,147,862       7,013,437
BroadBand Office, Inc., Cv., Series C                211,641          --               --          211,641       4,000,015
Centerpoint Broadband Technologies, Inc., Cv.,
Series D                                           1,298,701          --               --        1,298,701      13,928,568
Centerpoint Broadband Technologies, Inc., Cv.,
Series Z                                                  --     262,439               --          262,439       6,985,558
fusionOne, Inc., 8% Non-Cum. Cv., Series D         2,663,972          --               --        2,663,972      12,823,296
MicroPhotonix Integration Corp., Cv., Series C       633,383          --               --          633,383       4,000,004
Multiplex, Inc., Cv., Series C                     2,330,253          --               --        2,330,253      16,786,955
Questia Media, Inc., Cv., Series B                 2,329,735          --               --        2,329,735       8,967,150
Zaffire, Inc., Cv., Series C                         484,764          --          484,764               --              --


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


5  OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  Unaudited


 June 30, 2002
===========================================================================================================================
 ASSETS
 Investments, at value (including repurchase agreement of $194,151,000) -- see accompanying statement:
 Unaffiliated companies (cost $1,341,624,661)                                                               $1,272,473,448
 Affiliated companies (cost $120,162,356)                                                                        3,503,643
                                                                                                            ---------------
                                                                                                             1,275,977,091
---------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                                                1,859,074
 Shares of beneficial interest sold                                                                                579,899
 Interest and dividends                                                                                            266,529
 Other                                                                                                              30,340
                                                                                                            ---------------
 Total assets                                                                                                1,278,712,933

===========================================================================================================================
 LIABILITIES
 Bank overdraft                                                                                                    565,637
---------------------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                                          29,472,534
 Shares of beneficial interest redeemed                                                                          2,463,412
 Shareholder reports                                                                                               214,567
 Transfer and shareholder servicing agent fees                                                                       1,579
 Trustees' compensation                                                                                                862
 Distribution and service plan fees                                                                                     82
 Other                                                                                                              20,326
                                                                                                            ---------------
 Total liabilities                                                                                              32,738,999

===========================================================================================================================
 NET ASSETS                                                                                                 $1,245,973,934
                                                                                                            ===============

===========================================================================================================================
 COMPOSITION OF NET ASSETS
 Par value of shares of beneficial interest                                                                 $       37,191
---------------------------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                                  2,114,810,683
---------------------------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                                          (2,331,170)
---------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                                     (680,732,844)
---------------------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                                                   (185,809,926)
                                                                                                            ---------------
 Net Assets                                                                                                 $1,245,973,934
                                                                                                            ===============

===========================================================================================================================
 NET ASSET VALUE PER SHARE
 Non-Service shares:
 Net asset value, redemption price per share and offering price per share (based on
 net assets of $1,245,903,758 and 37,188,887 shares of beneficial interest outstanding)                             $33.50
---------------------------------------------------------------------------------------------------------------------------
 Service shares:
 Net asset value, redemption price per share and offering price per share (based on
 net assets of $70,176 and 2,097 shares of beneficial interest outstanding)                                         $33.46


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


6  OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF OPERATIONS  Unaudited


 For the Six Months Ended June 30, 2002
===========================================================================================================================
 INVESTMENT INCOME
 Interest                                                                                                    $   1,597,914
---------------------------------------------------------------------------------------------------------------------------
 Dividends                                                                                                         861,687
                                                                                                             --------------
 Total investment income                                                                                         2,459,601

===========================================================================================================================
 EXPENSES
 Management fees                                                                                                 4,716,620
---------------------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees--Service shares                                                                     62
---------------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                                       6,609
---------------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                        18,106
---------------------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                             11,529
---------------------------------------------------------------------------------------------------------------------------
 Other                                                                                                               8,688
                                                                                                             --------------
 Total expenses                                                                                                  4,761,614
 Less reduction to custodian expenses                                                                                 (767)
                                                                                                             --------------
 Net expenses                                                                                                    4,760,847

===========================================================================================================================
 NET INVESTMENT LOSS                                                                                            (2,301,246)

===========================================================================================================================
 REALIZED AND UNREALIZED LOSS
 Net realized loss on investments                                                                              (66,275,634)
---------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                                                         (202,653,007)
                                                                                                             --------------
 Net realized and unrealized loss                                                                             (268,928,641)

===========================================================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $(271,229,887)
                                                                                                             ==============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


7  OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               SIX MONTHS             YEAR
                                                                                                    ENDED            ENDED
                                                                                            JUNE 30, 2002     DECEMBER 31,
                                                                                              (UNAUDITED)             2001
===========================================================================================================================
 OPERATIONS
 Net investment income (loss)                                                             $   (2,301,246)   $    8,952,923
---------------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                           (66,275,634)     (605,467,300)
---------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                                                      (202,653,007)     (222,526,858)
                                                                                          ---------------------------------
 Net decrease in net assets resulting from operations                                       (271,229,887)     (819,041,235)

===========================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Non-Service shares                                                                           (8,907,419)      (19,479,838)
 Service shares                                                                                     (358)             (224)
---------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Non-Service shares                                                                                   --      (303,948,112)
 Service shares                                                                                       --            (3,502)

===========================================================================================================================
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Non-Service shares                                                                          (95,522,445)      168,912,999
 Service shares                                                                                   29,947            62,636

===========================================================================================================================
 NET ASSETS
 Total decrease                                                                             (375,630,162)     (973,497,276)
---------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                       1,621,604,096     2,595,101,372
                                                                                          ---------------------------------
 End of period [including undistributed (overdistributed) net investment
 income of ($2,331,170) and $8,877,853, respectively]                                     $1,245,973,934    $1,621,604,096
                                                                                          =================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


8  OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

                                             SIX MONTHS                                                                  YEAR
                                                  ENDED                                                                 ENDED
                                          JUNE 30, 2002                                                          DECEMBER 31,
 NON-SERVICE SHARES                         (UNAUDITED)          2001          2000          1999          1998          1997
==============================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period           $ 40.72       $ 70.77       $ 82.31       $ 44.83       $ 40.96       $ 38.71
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                      (.06)          .23           .53          (.09)         (.05)          .10
 Net realized and unrealized gain (loss)          (6.93)       (21.38)        (8.59)        37.57          5.09          4.01
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                 (6.99)       (21.15)        (8.06)        37.48          5.04          4.11
------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.23)         (.54)           --            --          (.10)         (.09)
 Distributions from net realized gain                --         (8.36)        (3.48)           --         (1.07)        (1.77)
                                          ------------------------------------------------------------------------------------
 Total dividends and/or
 distributions to shareholders                     (.23)        (8.90)        (3.48)           --         (1.17)        (1.86)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $33.50        $40.72        $70.77        $82.31        $44.83        $40.96
                                          ====================================================================================

==============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)             (17.24)%      (31.27)%      (11.24)%       83.60%        12.36%        11.67%

==============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)    $1,245,904    $1,621,550    $2,595,101    $2,104,128    $1,077,960      $877,807
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $1,443,476    $1,898,088    $2,978,465    $1,314,349    $  954,848      $753,852
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                     (0.32)%        0.47%         0.65%        (0.17)%       (0.12)%        0.31%
 Expenses                                          0.67%         0.68%         0.64%         0.67%         0.71%         0.73%(3)
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             32%          134%           39%           66%           80%           88%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


9  OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FINANCIAL HIGHLIGHTS  Continued


                                                                                       SIX MONTHS                        YEAR
                                                                                            ENDED                       ENDED
                                                                                    JUNE 30, 2002                DECEMBER 31,
 SERVICE SHARES                                                                       (UNAUDITED)          2001       2000(1)
==============================================================================================================================
 PER SHARE OPERATING DATA
 Net asset value, beginning of period                                                      $40.70        $70.77        $97.75
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                                        .01           .19           .20
 Net realized and unrealized loss                                                           (7.05)       (21.36)       (27.18)
                                                                                          ------------------------------------
 Total from investment operations                                                           (7.04)       (21.17)       (26.98)
------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                                        (.20)         (.54)           --
 Distributions from net realized gain                                                          --         (8.36)           --
                                                                                          ------------------------------------
 Total dividends and/or distributions to shareholders                                        (.20)        (8.90)           --
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                            $33.46        $40.70        $70.77
                                                                                           ===================================

==============================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                                                       (17.35)%      (31.31)%      (27.60)%

==============================================================================================================================
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                                                     $70           $54            $1
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                            $67           $31            $1
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                                                               (0.50)%        0.09%         1.14%
 Expenses                                                                                    0.86%         0.83%         0.64%
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                                       32%          134%           39%



1. For the period from October 16, 2000 (inception of offering) to December 31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


10  OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Unaudited

================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Aggressive Growth Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in "growth type" companies. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated entities managed by OFI, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


================================================================================
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
    As of June 30, 2002, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $680,732,853. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

 As of December 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

            EXPIRING
            --------------------------------
               2009             $590,048,244

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


12  OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

================================================================================
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                                         SIX MONTHS ENDED JUNE 30, 2002       YEAR ENDED DECEMBER 31, 2001
                                                               SHARES            AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------
 NON-SERVICE SHARES
 Sold                                                       3,884,384     $ 146,750,801       20,034,675   $   970,735,337
 Dividends and/or distributions reinvested                    230,762         8,907,418        7,069,463       323,427,949
 Redeemed                                                  (6,743,493)     (251,180,664)     (23,954,650)   (1,125,250,287)
                                                           ----------------------------------------------------------------
 Net increase (decrease)                                   (2,628,347)    $ (95,522,445)       3,149,488   $   168,912,999
                                                           ================================================================

---------------------------------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Sold                                                           2,406     $      94,288            1,424   $        67,202
 Dividends and/or distributions reinvested                          9               357               81             3,726
 Redeemed                                                      (1,637)          (64,698)            (196)           (8,292)
                                                           ----------------------------------------------------------------
 Net increase                                                     778     $      29,947            1,309   $        62,636
                                                           ================================================================


================================================================================
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2002, were $443,893,938 and $396,674,987, respectively.


================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets over $1.5 billion. The Fund's management fee for the six months ended June 30, 2002 was an annualized rate of 0.66%.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of the fund. This undertaking may be amended or withdrawn at any time.


13  OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

================================================================================
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund.

================================================================================
 5. ILLIQUID OR RESTRICTED SECURITIES
 As of June 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 2002 was $4,123,642, which represents 0.33% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:


                                                   ACQUISITION                       VALUATION AS OF            UNREALIZED
 CONTRACT DESCRIPTION                                    DATES            COST         JUNE 30, 2002          DEPRECIATION
---------------------------------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
ApplianceWare Holding Corp., Cv., Series B            7/11/00     $ 6,200,000            $       --           $ 6,200,000
Axsun Technologies, Inc., Cv., Series C              12/13/00      37,000,004             1,046,273            35,953,731
Blaze Network Products, Inc., 8% Cv., Series D       10/17/00       7,346,317               332,880             7,013,437
BroadBand Office, Inc., Cv., Series C                 8/28/00       4,000,015                    --             4,000,015
Centerpoint Broadband Technologies, Inc.,
Cv., Series D                                        10/23/00      13,999,997                71,429            13,928,568
Centerpoint Broadband Technologies, Inc.,
Cv., Series Z                                         5/26/00       6,999,992                14,434             6,985,558
fusionOne, Inc., 8% Non-Cum. Cv., Series D             9/6/00      14,465,368             1,642,072            12,823,296
MicroPhotonix Integration Corp., Cv., Series C         7/6/00       4,000,004                    --             4,000,004
Multiplex, Inc., Cv., Series C                         2/9/01      17,150,661               363,706            16,786,955
Questia Media, Inc., Cv., Series B                    8/18/00       8,999,999                32,849             8,967,150
Tellium, Inc.                                         9/20/00       9,999,990               619,999             9,379,991


14  OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

                       This page intentionally left blank.

OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

 A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS



===========================================================================================================================
 TRUSTEES AND OFFICERS        James C. Swain, Trustee, CEO and Chairman of the Board
                              John V. Murphy, President and Trustee
                              William L. Armstrong, Trustee
                              Robert G. Avis, Trustee
                              George C. Bowen, Trustee
                              Edward L. Cameron, Trustee
                              Jon S. Fossel, Trustee
                              Sam Freedman, Trustee
                              Beverly L. Hamilton, Trustee
                              Robert J. Malone, Trustee
                              F. William Marshall, Jr., Trustee
                              Bruce L. Bartlett, Vice President
                              James F. Turner, II, Vice President
                              Robert G. Zack, Vice President and Secretary
                              Brian W. Wixted, Treasurer
                              Katherine P. Feld, Assistant Secretary
                              Kathleen T. Ives, Assistant Secretary
                              Denis R. Molleur, Assistant Secretary

===========================================================================================================================
 INVESTMENT ADVISOR           OppenheimerFunds, Inc.

===========================================================================================================================
 DISTRIBUTOR                  OppenheimerFunds Distributor, Inc.

===========================================================================================================================
 TRANSFER AGENT               OppenheimerFunds Services

===========================================================================================================================
 INDEPENDENT AUDITORS         Deloitte & Touche LLP

===========================================================================================================================
 LEGAL COUNSEL                Myer, Swanson, Adams & Wolf, P.C.

                              The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors. For more complete information about
                              Oppenheimer Aggressive Growth Fund/VA, please refer to the Prospectus. To obtain a copy or for more information on how to obtain a separate account prospectus, call OppenheimerFunds, Inc. at 1.800.981.2871.


                                                                  [LOGO OMITTED]
                                             OPPENHEIMERFUNDS[REGISTRATION MARK]
                                                               Distributor, Inc.

[COPYRIGHT]
Copyright 2002 OppenheimerFunds, Inc. All rights reserved.